VOYA FUNDS TRUST

Voya Floating Rate Fund

Voya High Yield Bond Fund

VOYA MUTUAL FUNDS

Voya Global Bond Fund

VOYA SEPARATE PORTFOLIOS TRUST

Voya Emerging Markets Corporate Debt Fund

Voya Emerging Markets Hard Currency Debt Fund

Voya Emerging Markets Local Currency Debt Fund

Voya Investment Grade Credit Fund

Voya Securitized Credit Fund

(each a “Fund” and collectively the “Funds”)

Supplement dated September 24, 2018

to the Funds’ current Class P shares Prospectuses and Statements of Additional Information

On September 14, 2018, the Funds’ Board of Trustees approved revisions to the Funds’ share class exchange policies. Effective September 24, 2018, Class P shares may be exchanged for Class I shares within a Fund if the investor is no longer eligible for Class P shares and otherwise meets the eligibility of Class I shares.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE